Equity Investments	9 Months Ended
Sep. 30, 2021
Equity Investment
Equity Investment

2. Equity Investment

Element 1 Corp. - On June 17, 2021, the Company purchased a 10% equity stake in Element 1 Corp. (“E1”), a leading developer of advanced hydrogen generation systems used to power fuel cells, in exchange for $4.0 million in cash and $5.3 million through the issuance of the Company’s common shares. The Company’s 10% equity stake consists of 581,795 shares of E1’s common stock and the Company also received 286,582 warrants to purchase additional Element 1 Corp. common stock which expire on the third anniversary from the date of the investment. The Company’s total investment in E1 amounted to $9.3 million and is allocated to investment in the ordinary shares and warrants based on the relative fair value. The Company holds one board seat out of five, resulting in 20% voting rights and thus an ability to exercise significant influence in E1. Accordingly, the Company accounts for the investment in E1 using the equity method in accordance with ASC 323, Investments – Equity Method and Joint Ventures.

e1 Marine LLC - On June 17, 2021, the Company established a joint venture, e1 Marine LLC, with E1. and Maritime Partners LLC (“MP”) to deliver a unique hydrogen delivery system to the marine sector with each owning 33.33% of e1 Marine. The Company accounts for the investments in e1 Marine LLC using the equity method in accordance with ASC 323, Investments – Equity Method and Joint Ventures.

The Company records its share of earnings and losses in these investment on a quarterly basis with a \loss of $0.05 million recognized in the three months ended September 30, 2021. The Company recorded an investment of $10.4 million, inclusive of transaction costs (E1 investment of $9.9 million and e1 Marine LLC investment of $0.5 million), which is included in investments and other assets, net in the condensed consolidated balance sheet as of September 30, 2021.